Loan Receivable	6 Months Ended
Jun. 30, 2025
Loan Receivable [Abstract]
Loan receivable

Note 9 – Loan receivable

The loan receivable amounts consist of the following:

	June 30, 2025	December 31, 2024
	EUR	EUR
Current asset
Short term loan receivable	301,047	311,171
	301,047	311,171

From time to time, the Company issued short-term loans primarily for operational purposes. The loans were extended to employees, consultants, and affiliated entities to support short-term operational needs, including funding payroll, fee advances, and other working capital requirements. The loans were unsecured, non-interest bearing, and repayable in one to two years. All operational loans were issued in the ordinary course of business to maintain uninterrupted operations.

All loans were fully settled by June 30, 2025, with the exception of those issued to Sport For Life, which remained outstanding as of the reporting date.